UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2021

Latch, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(917) 338-3915

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On June 10, 2021, Latch, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Current Report on Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.05 and 5.06 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 7, 2021, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Deloitte served as the independent registered public accounting firm of Legacy Latch prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm.

Withum’s report on the Company’s financial statements as of December 31, 2020 and for the period from September 18, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from September 18, 2020 (inception) through December 31, 2020 and the subsequent period through March 31, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year period from September 18, 2020 (inception) to December 31, 2020 and the interim period through March 31, 2021, the Company did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on June 4, 2021, Latch’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Latch. A copy of the Code of Business Conduct and Ethics can be found at https://www.latch.com/investors under the link “Governance.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 90 thereof, which is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy Latch as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-24 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Latch as of and for the three months ended March 31, 2021 and 2020 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 68 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company for the three months ended March 31, 2021 are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description	Incorporated by Reference
		Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of January 24, 2021, by and among the Company, Lionet Merger Sub Inc. and Legacy Latch.	S-4	2.1	3/10/21

3.1	Second Amended and Restated Certificate of Incorporation of Latch, Inc.	8-K	3.1	6/10/21

3.2	Second Amended and Restated Bylaws of Latch, Inc.	8-K	3.2	6/10/21

4.1	Specimen Common Stock Certificate.	S-1	4.2	10/30/20

4.2	Specimen Warrant Certificate.	S-1	4.3	10/30/20

4.3	Warrant Agreement, dated as of November 9, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	4.1	11/19/20

10.1	Amended and Restated Registration Rights Agreement, dated as of June 4, 2021, by and among the Company, certain equityholders of the Company named therein and certain equityholders of Legacy Latch named therein.	8-K	10.1	6/10/21

10.2	Letter Agreement, dated as of January 24, 2021, by and among the Company, certain equityholders of the Company named therein and certain equityholders of Legacy Latch.	S-4	10.9	3/10/21

10.3	Form of Subscription Agreement.	S-4	10.11	3/10/21

10.4	Form of Indemnification Agreement.	S-4	10.15	3/31/21

10.5	Latchable, Inc. 2014 Stock Incentive Plan.	S-4	10.12	3/10/21

10.6	Latchable, Inc. 2016 Stock Plan.	S-4	10.13	3/10/21

10.7	Latch, Inc. 2021 Incentive Award Plan.	8-K	10.7	6/10/21

10.8	Form of Stock Option Grant Notice and Stock Option Agreement.	8-K	10.8	6/10/21

10.9	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement.	8-K	10.9	6/10/21

Exhibit Number	Description	Incorporated by Reference
		Form	Exhibit	Filing Date

10.10	Employment Agreement, dated as of January 24, 2021, by and between Legacy Latch and Luke Schoenfelder.	S-4	10.16	3/10/21

10.11	Employment Agreement, dated as of January 24, 2021, by and between Legacy Latch and Michael Brian Jones.	S-4	10.17	3/10/21

10.12	Employment Agreement, dated as of January 24, 2021, by and between Legacy Latch and Garth Mitchell.	S-4	10.18	3/10/21

10.13	Employment Agreement, dated as of January 24, 2021, by and between Legacy Latch and Ali Hussain.	S-4	10.19	3/10/21

14.1	Code of Business Conduct and Ethics of Latch, Inc.	8-K	14.1	6/10/21

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.	8-K	16.1	6/10/21

21.1	Subsidiaries of the Company.	8-K	21.1	6/10/21

99.1	Unaudited condensed consolidated financial statements of Legacy Latch for the three months ended March 31, 2021 and 2020.	8-K	99.1	6/10/21

99.2	Unaudited pro forma condensed combined financial information of the Company for the three months ended March 31, 2021.	8-K	99.2	6/10/21

99.3	Press Release dated June 7, 2021.	8-K	99.3	6/10/21

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date: June 10, 2021	By:	/s/ Garth Mitchell
	Name:	Garth Mitchell
	Title:	Chief Financial Officer